EXHIBIT 19.1
                        STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                 May-97
Collection Period                                                                    01-Apr-97
Determination Date                                                                   12-May-97
Deposit Date                                                                         14-May 97
Distribution Date                                                                    15-May-97


Pool Balance
     Pool Balance on the close of the last day of the Collection Period               159,019,626.63

     Pool Factor                                                                       71.2472341%

     Ending Pool Balance (per $1,000 certificate)                                             712.47

     Liquidation Proceeds                                                                 375,241.69
     Purchase Amounts                                                                      68,983.20

Amounts Distributed on the Distribution Date (per $1,000 certificate)
     Interest Payments:
     Monthly Interest Payament                                                                  3.58
     Carry-Over Monthly Interest Payment                                                          -
     Total Interest Payment                                                                     3.58

     Principal Payments:
     Monthly Principal Payment                                                                 22.49
     Carry-Over Monthly Principal Payment                                                         -
     Total Principal Payment                                                                   22.49

     Servicing Fee:
     Servicing Fee                                                                              0.46
     Carry-Over Monthly Servicing Fee                                                             -
     Total Servicing Fee                                                                        0.46

Surety Bond
     Surety Bond Amount for the current Distribution Date                              41,010,903.73
     Surety Bond Amount as a % of the Pool Balance                                        25.7893%

                       MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                May -97
Collection Period                                                                      1-Apr-97
Determination Date                                                                    12-May-97
Deposit Date                                                                          14-May-97
Distribution Date                                                                     15-May-97

Pool Balance
     Pool Balance on the close of the last day of the preceding Collection Period     164,040,374.93
     Principal Collections                                                              4,639,945.08
     Principal Collections Adjustment-Over Payment Since Inception
     Purchase Amounts Allocable to Principal                                               68,983.20
     Defaulted Receivables                                                                311,820.02
     Defaulted Receivables Adjustment Since Inception
     Pool Balance on the close of the last day of the Collection Period               159,019,626.63

     Original Pool Balance                                                            223,194,105.12

     Pool Factor                                                                       71,2472341%

     Preference Amounts                                                                        -

     Certificate Pass-Through Rate                                                         5.8500%
     Servicing Fee Rate                                                                    0.7500%

Available Interest
     Collections allocable to interest                                                  1,418,482.89
     Liquidation Proceeds                                                                 375,241.69
     Purchase Amounts allocable to interest                                                   -
     Reserve Account Interest Withdrawal                                                      -
     Surety Interest Drawing                                                                  -
     Reserve Account Preference Withdrawal                                                    -
     Surety Preference Withdrawal                                                             -
     Total Interest                                                                     1,793,724.58

Available Principal
     Collections allocable to principal                                                 4,639,945.08
     Purchse Amounts allocable to principal                                                68,983.20
     Reserve Account Principal Withdrawal                                                      -
     Surety Principal Drawing                                                                  -
     Total Principal                                                                    4,708,928.28

Available Funds
     Collections allocable to interest                                                   1,418,482.89
     Liquidation Proceeds                                                                 375,241.69
     Purchase Amounts allocable to interest                                                    -
     Collections allocable to principal                                                 4,639,945.08
     Purchase Amounts allocable to principal                                               68,983.20
     Total Available Funds                                                              6,502,652.86

Deposit to Certificate Accound
     Available Funds allocable to interest                                              1,793,724.58
     Available Funds allocable to principal                                             4,708,928.28
     Reserve Account Interest Withdrawal                                                       -
     Surety Interest Drawing                                                                   -
     Reserve Account Preference Withdrawal                                                     -
     Surety Preference Withdrawal                                                              -
     Reserve Account Principal Withdrawal                                                      -
     Surety Principal Drawing                                                                  -
     Total Deposit to the Certificate Account                                           6,502,652.86

Interest Payment
     Monthly Interest Payment                                                             799,696.83
     Carry-Over Monthly Interest                                                              -
     Total                                                                                799,696.83

Principal Payment
     Monthly Principal Payment                                                          5,020,748.30
     Carry-Over Monthly Principal                                                              -
     Total                                                                              5,020,748.30

Servicing Fee
     Servicing Fee                                                                        102,525.23
     Carry-Over Monthly Servicing Fee                                                          -
     Total                                                                                102,525.23

Distributions from the Certificate Account
     Interest distributions                                                               799,696.83
     Principal distribution                                                             5,020,748.30
     Preference Amounts                                                                        -
     Servicing Fee distribution                                                           102,525.23
     Distributions to the Surety Bond Provider                                             16,404.04
     Distributions to the Reserve Account                                                      -
     Distributions to the Seller                                                          563,278.46

     Carry-Over Monthly Interest to the next Distribution Date                                 -
     Carry-Over Monthly Principal to the next Distributions Date                               -
     Carry-Over Monthly Servicing Fee to the next Distribution Date                            -

Reserve Account
     Reserve Account Balance as of the end of the preceding Collection Period
     Add: Adjustment to Reconcile to actual account balance
     Reserve Account Balance as of the end of the preceding Collection Period           8,202,018.75
     Earnings from investments on the Reserve Account                                      35,533.70
     Reserve Account Interest Withdrawal                                                       -
     Reserve Account Preference Withdrawal                                                     -
     Reserve Account Principal Withdrawal                                                      -
     Deposits to the Reserve Account                                                           -
     Adjustment                                                                                -
     Reserve Account Balance                                                            8,237,552.45
     Distributions of any excess amounts on deposit in the Reserve Account                286,571.12
     Ending Reserve Account Balance                                                     7,950,981.33
     Reserve Account Balance as a % of the Pool Balance                                   5.0000%
     Specified Reserve Account Requirement                                              7,950,981.33
     Amount needed to fully fund Reserve Account                                               -

Surety Bond
     Required Surety Bond Amount (25% of the Pool Balance)                             41,010,093.73
     Surety Bond amount on the previous Distribution Date                              42,158,637.46
     Payments made with respect Surety Principal Draws                                         -
     Payments received with respect to unreimbursed Surety Principal Draws                     -
     Surety Bond Amount for the current Distribution Date                              41,010,093.73

     Total Surety Interest Draws                                                               -
     Total Surety Principal Draws                                                              -
     Total Surety Preference Draws                                                             -
     Total Draws                                                                               -
     Surety Bond Fee                                                                       16,404.04
     Total unreimbursed Surety Interest Draws                                                  -
     Total unreimbursed Surety Principal Draws                                                 -
     Total unreimbursed Surety Preference Draws                                                -
     Amount Owed to Surety Bond Provider                                                   16,404.04
     Surety Bond Fee Paid                                                                  16,404.04
     Total payments for Surety Interest Draws                                                  -
     Total payments for Surety Principal Draws                                                 -
     Total payments for Surety Preference Draws                                                -
     Payments made to the Surety Bond Provider                                             16,404.04
     Surety Bond Fee Outstanding                                                               -
     Remaining unreimbursed Surety Interest Draws                                              -
     Remaining unreimbursed Surety Principal Draws                                             -
     Remaining unreimbursed Surety Preference Draws                                            -
     Remaining Amounts Owed to the Surety Bond Provider                                        -

Net Credit Loss Ratio
     Net Credit Losses                                                                    (63,421.67)
     Adjustment for Defaulted Receivables Since Inception
     For the Current Collection Period                                                      -0.0393%
     For the preceding Collection Period                                                     0.0561%
     For the second preceding Collection Period                                              0.0999%
     Average Net Credit Loss Ratio                                                           0.0389%

Delinquency Analysis
     Number of Loans
     30 to 59 days past due                                                                     266
     60 to 89 days past due                                                                      59
     90 or more days past due                                                                   148
     Total                                                                                      473

     Principal Balance
     30 to 59 days past due                                                             2,821,590.39
     60 to 89 days past due                                                               661,408.09
     90 or more days past due                                                           1,534,041.51
     Total                                                                              5,017,039.99
     Delinquency Ratio
     For the current Collection Period                                                    3.1550%
     For the preceding Collection Period                                                  3.2581%
     For the second preceding Collection Period                                           3.5286%
     Average Delinquency Ratio                                                            3.3139%

Weighted Average Computations
     Weighted Average Coupon                                                             10.6033%
     Weighted Average Original Term (months)                                                  123.00
     Weighted Average Remaining Term (months)                                                  95.15

Cash Settlement for the Trustee
     Total Deposit to the Collection Account                                            6,502,652.86
     Servicing Fee                                                                        102,525.23
     Interest allocable to the Seller's Certificate                                             0.38
     Principal amount allocable to the Seller's Certificate                                     2.36
     Net Deposit to the Certificate Account                                             6,400,124.88
     Wire Funds to the Certificateholders                                               5,820,442.39
     Wire Funds to the Surety Bond Provider                                                16,404.04
     Deposit Funds into the Reserve Account                                                    -
     Wire Funds to NationsCredit                                                          563,278.46

Approved by: /s/Lawrence Angelilli
                Lawrence Angelilli
                Vice President & Treasurer

                        STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                 Apr-97
Collection Period                                                                    01-Mar-97
Determination Date                                                                   10-Apr-97
Deposit Date                                                                         14-Apr 97
Distribution Date                                                                    15-Apr-97


Pool Balance
     Pool Balance on the close of the lst day of the Collection Period                164,040,374.93

     Pool Factor                                                                       73.4967327%

     Ending Pool Balance (per $1,000 certificate)                                             734.97

     Liquidation Proceeds                                                                 216,243.59
     Purchase Amounts                                                                     155,984.87

Amounts Distributed on the Distribution Date (per $1,000 certificate)
     Interest Payments:
     Monthly Interest Payament                                                                  3.68
     Carry-Over Monthly Interest Payment                                                          -
     Total Interest Payment                                                                     3.68

     Principal Payments:
     Monthly Principal Payment                                                                 20.58
     Carry-Over Monthly Principal Payment                                                         -
     Total Principal Payment                                                                   20.58

     Servicing Fee:
     Servicing Fee                                                                              0.47
     Carry-Over Monthly Servicing Fee                                                             -
     Total Servicing Fee                                                                        0.47

Surety Bond
     Surety Bond Amount for the current Distribution Date                              42,158,637.46
     Surety Bond Amount as a % of the Pool Balance                                        25.7002%


                       MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                  Apr-97
Collection Period                                                                      1-Mar-97
Determination Date                                                                    10-Apr-97
Deposit Date                                                                          14-Apr-97
Distribution Date                                                                     15-Apr-97

Pool Balance
     Pool Balance on the close of the last day of the preceding Collection Period     168,634,549.85
     Principal Collections                                                              4,128,712.39
     Principal Collections Adjustment-Over Payment Since Inception
     Purchase Amounts Allocable to Principal                                              155,984.87
     Defaulted Receivables                                                                309,477.66
     Defaulted Receivables Adjustment Since Inception
     Pool Balance on the close of the last day of the Collection Period               164,040,374.93

     Original Pool Balance                                                            223,194,105.12

     Pool Factor                                                                       73,4967327%

     Preference Amounts                                                                        -

     Certificate Pass-Through Rate                                                         5.8500%
     Servicing Fee Rate                                                                    0.7500%

Available Interest
     Collections allocable to interest                                                  1,517,675.21
     Liquidation Proceeds                                                                 216,243.59
     Purchase Amounts allocable to interest                                                   -
     Reserve Account Interest Withdrawal                                                      -
     Surety Interest Drawing                                                                  -
     Reserve Account Preference Withdrawal                                                    -
     Surety Preference Withdrawal                                                             -
     Total Interest                                                                     1,733,918.80

Available Principal
     Collections allocable to principal                                                 4,128,712.39
     Purchse Amounts allocable to principal                                               155,984.87
     Reserve Account Principal Withdrawal                                                      -
     Surety Principal Drawing                                                                  -
     Total Principal                                                                    4,284,697.26

Available Funds
     Collection allocable to interest                                                   1,517,675.21
     Liquidation Proceeds                                                                 216,243.59
     Purchase Amounts allocable to interest                                                    -
     Collections allocable to principal                                                 4,128,712.39
     Purchase Amounts allocable to principal                                              155,984.87
     Total Available Funds                                                              6,018,616.06

Deposit to Certificate Account
     Available Funds allocable to interest                                              1,733,918.80
     Available Funds allocable to principal                                             4,284,697.26
     Reserve Account Interest Withdrawal                                                       -
     Surety Interest Drawing                                                                   -
     Reserve Account Preference Withdrawal                                                     -
     Surety Preference Withdrawal                                                              -
     Reserve Account Principal Withdrawal                                                      -
     Surety Principal Drawing                                                                  -
     Total Deposit to the Certificate Account                                           6,018,616.06

Interest Payment
     Monthly Interest Payment                                                             822,093.43
     Carry-Over Monthly Interest                                                              -
     Total                                                                                822,093.43

Principal Payment
     Monthly Principal Payment                                                          4,594,174.92
     Carry-Over Monthly Principal                                                              -
     Total                                                                              4,594,174.92

Servicing Fee
     Servicing Fee                                                                        105,396.59
     Carry-Over Monthly Servicing Fee                                                          -
     Total                                                                                105,396.59

Distributions from the Certificate Account
     Interest distributions                                                               822,093.43
     Principal distribution                                                             4,594,174.92
     Preference Amounts                                                                        -
     Servicing Fee distribution                                                           105,396.59
     Distributions to the Surety Bond Provider                                             16,863.45
     Distributions to the Reserve Account                                                      -
     Distributions to the Seller                                                          480,087.66

     Carry-Over Monthly Interest to the next Distribution Date                                 -
     Carry-Over Monthly Principal to the next Distributions Date                               -
     Carry-Over Monthly Servicing Fee to the next Distribution Date                            -

Reserve Account
     Reserve Account Balance as of the end of the preceding Collection Period
     Add: Adjustment to Reconcile to actual account balance
     Reserve Account Balance as of the end of the preceding Collection Period           8,431,727.49
     Earnings from investments on the Reserve Account                                      34,547.71
     Reserve Account Interest Withdrawal                                                       -
     Reserve Account Preference Withdrawal                                                     -
     Reserve Account Principal Withdrawal                                                      -
     Deposits to the Reserve Account                                                           -
     Adjustment                                                                                -
     Reserve Account Balance                                                            8,466,275.20
     Distributions of any excess amounts on deposit in the Reserve Account                264,256.46
     Ending Reserve Account Balance                                                     8,202,018.75
     Reserve Account Balance as a % of the Pool Balance                                   5.0000%
     Specified Reserve Account Requirement                                              8,202,018.75
     Amount needed to fully fund Reserve Account                                               -

Surety Bond
     Required Surety Bond Amount (25% of the Pool Balance)                             42,158,637.46
     Surety Bond amount on the previous Distribution Date                              43,084,873.81
     Payments made with respect Surety Principal Draws                                         -
     Payments received with respect to unreimbursed Surety Principal Draws                     -
     Surety Bond Amount for the current Distribution Date                              42,158,637.46

     Total Surety Interest Draws                                                               -
     Total Surety Principal Draws                                                              -
     Total Surety Preference Draws                                                             -
     Total Draws                                                                               -
     Surety Bond Fee                                                                       16,863.45
     Total unreimbursed Surety Interest Draws                                                  -
     Total unreimbursed Surety Principal Draws                                                 -
     Total unreimbursed Surety Preference Draws                                                -
     Amount Owed to Surety Bond Provider                                                   16,863.45
     Surety Bond Fee Paid                                                                  16,863.45
     Total payments for Surety Interest Draws                                                  -
     Total payments for Surety Principal Draws                                                 -
     Total payments for Surety Preference Draws                                                -
     Payments made to the Surety Bond Provider                                             16,863.45
     Surety Bond Fee Outstanding                                                               -
     Remaining unreimbursed Surety Interest Draws                                              -
     Remaining unreimbursed Surety Principal Draws                                             -
     Remaining unreimbursed Surety Preference Draws                                            -
     Remaining Amounts Owed to the Surety Bond Provider                                        -

Net Credit Loss Ratio
     Net Credit Losses                                                                     93,234.07
     Adjustment for Defaulted Receivables Since Inception
     For the Current Collection Period                                                       0.0561%
     For the preceding Collection Period                                                     0.0999%
     For the second preceding Collection Period                                              0.0992%
     Average Net Credit Loss Ratio                                                           0.0851%

Delinquency Analysis
     Number of Loans
     30 to 59 days past due                                                                     248
     60 to 89 days past due                                                                      41
     90 or more days past due                                                                   179
     Total                                                                                      468

     Principal Balance
     30 to 59 days past due                                                             2,918,520.66
     60 to 89 days past due                                                               395,611.42
     90 or more days past due                                                           2,030,482.86
     Total                                                                              5,344,614.94
     Delinquency Ratio
     For the current Collection Period                                                    3.2581%
     For the preceding Collection Period                                                  3.5286%
     For the second preceding Collection Period                                           3.8110%
     Average Delinquency Ratio                                                            3.5326%

Weighted Average Computations
     Weighted Average Coupon                                                             10.6075%
     Weighted Average Original Term (months)                                                  123.00
     Weighted Average Remaining Term (months)                                                  95.81

Cash Settlement for the Trustee
     Total Deposit to the Collection Account                                            6,018,616.06
     Servicing Fee                                                                        105,396.59
     Interest allocable to the Seller's Certificate                                             0.39
     Principal amount allocable to the Seller's Certificate                                     2.16
     Net Deposit to the Certificate Account                                             5,913,216.92
     Wire Funds to the Certificateholders                                               5,416,265.80
     Wire Funds to the Surety Bond Provider                                                16,863.45
     Deposit Funds into the Reserve Account                                                    -
     Wire Funds to NationsCredit                                                          480,087.66

Approved by: /s/ Lawrence Angelilli
                Lawrence Angelilli
                Vice President & Treasurer